SECURITIES PURCHASE AGREEMENT

     This Common Stock Purchase Agreement, dated as of August 25, 1999 (this "Agreement"), between Q-Med, Inc., a Delaware corporation (the "Company"), and the purchasers listed on Schedule I hereto (collectively, the "Purchasers").

     WHEREAS, subject to the terms and conditions specified herein, the Purchasers wish to purchase from the Company, and the Company wishes to issue and sell to the Purchasers, 95,238 shares of Common Stock, $.001 par value ("Common Stock") and warrants (the "Warrants") to purchase an additional 75,000 shares of Common Stock for an aggregate of $250,000; and

     WHEREAS, the Purchasers and the Company desire to provide for such purchase and sale and to establish various rights and obligations in connection therewith.

     NOW, THEREFORE, in consideration of the premises and the mutual representations, warranties and agreements herein set forth, the parties hereto agree as follows:

     1. ISSUANCE AND SALE OF SHARES.

          1.1. The Purchase.

     On the terms and subject to the conditions set forth in this Agreement, each of the Purchasers shall purchase from the Company, and the Company shall sell to each of the Purchasers, the number of Shares and Warrants set forth opposite each Purchasers' name on Schedule I for the aggregate purchase price of $250,000. The Company's agreement with each of the Purchasers is a separate agreement, and the sale to each of the Purchasers is a separate sale. The aggregate consideration for the Shares and the Warrants (collectively the "Securities") will be paid in immediately available funds at the time this Agreement is executed by all parties (the "Closing").

          1.2. The Closing.

     (a) Subject to the satisfaction (or waiver) of the conditions listed in
Section 2.1, the Closing of the transactions contemplated by Section 1.1 (the "Closing") shall take place concurrently with the execution of this Agreement at the offices of Sommer & Schneider LLP, 595 Stewart Avenue, Suite 710, Garden City, New York 11530, or at such other time, date and place as are mutually agreeable to the Purchasers representing the majority of the Securities being purchased and the Company. At the Closing, the Company will deliver to each of the Purchasers certificates for the number of Shares and Warrants (which Warrants shall be in the form annexed hereto as Exhibit A) being purchased by such Purchaser, registered in the name of such Purchasers against payment to the Company of the purchase price therefore in immediately available funds to the Company by wire transfer to an account designated by the Company. If at the Closing, any of the conditions specified in Section 2.1 shall not have been fulfilled, each of the Purchasers shall, at his, her or its election be relieved of all of his, hers or its obligations under this Agreement.

     (b) The Closing shall be deemed to have taken place in the State of New
York.

       1.3. Definitions. Certain capitalized terms used in this Agreement are defined in Section 7 hereof.

     2. CONDITIONS OF CLOSING.

       2.1. Conditions to the Closing. The obligation of the Purchasers to consummate the transactions contemplated herein at the Closing are subject to the satisfaction (or waiver by the Purchasers) of the following conditions:

       (i) the representations and warranties of the Company contained in this Agreement shall be true and correct as of the date of the Closing; the Company shall have performed, satisfied and complied with all covenants, agreements, and conditions required by this Agreement to be performed, satisfied or complied with by it at or before the Closing;

       (ii) all consents, approvals, authorizations, exemptions and waivers from Governmental Entities that shall be required in order to enable the Purchasers to consummate the transactions contemplated hereby shall have been obtained (except for such consents, approvals, authorizations, exemptions and waivers, the absence of which would not prohibit consummation of such transactions or render such consummation illegal);

       (iii) there shall not have been issued any injunction, order or other decree or enacted any Law which prevents the consummation of the transactions contemplated by any of the Transaction Documents;

       (iv) there shall not have been instituted, pending or threatened any action, suit or proceeding by or before any court or Governmental Entity (A) which may be reasonably expected to enjoin consummation of the transactions contemplated by any of the Transaction Documents or (B) otherwise affecting the Purchasers, the Company or any of their respective subsidiaries or affiliates which may reasonably be expected to have a material adverse effect on the Purchasers or a Material Adverse Effect;

       (v) there shall not have occurred after May 31, 1999 any material adverse change or any development involving a prospective material adverse change (including as a result of any change in the Law) which has caused or is reasonably likely to cause a Material Adverse Effect except for those disclosed in Schedule 3.5;


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

       (vi) Sommer & Schneider LLP, counsel to the Company, shall have delivered to the Purchasers an opinion dated the date of the Closing, in form reasonably satisfactory to the Purchasers, with respect to the matters set forth in Exhibit B hereto;

       (vii) all corporate proceedings taken in connection with the transactions contemplated hereby, and all documents necessary to the consummation thereof, shall be reasonably satisfactory in form and substance to the Purchasers and counsel to the Purchasers;

       (viii) the Company shall have received from The Nasdaq Stock Market, Inc. confirmation that the consummation of the transactions contemplated herein, including the issuance and sale of the Securities, the surrender and exchange by the Galen Funds (defined below) of the Notes (defined below) for shares of the Company's Common Stock and Common Stock Purchase Warrants and the Amendment (defined below) of the Option Agreements, will permit the Company to retain its Common Stock listing on the National Association of Securities Dealers, Inc. Automated Quotation System Small Cap Market; and

       (ix) Galen Partners III, L.P., a Delaware limited partnership, and the Company shall have executed and delivered the amendment to certain option agreements in the form annexed hereto as Exhibit C (the "Amendment") and the Galen Funds shall have exchanged $900,000 of the principal amount of the Notes for shares of the Company's Common Stock and Warrants.

     3. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to each of the Purchasers as of the date hereof, as follows:

       3.1. Organization and Qualification. Each of the Company and its Subsidiaries is a corporation duly organized and existing in good standing under the laws of the jurisdiction of its incorporation and each has the power to own its respective property and to carry on its respective business as now being conducted and as contemplated to be conducted. Each of the Company and its Subsidiaries is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the nature of the respective business conducted or property owned by it makes such qualification necessary and where the failure to so qualify would individually or in the aggregate have or reasonably be expected to have a Material Adverse Effect.

       3.2. Due Authorization. The Company has all right, power and authority to enter into the Transaction Documents and to consummate the transactions contemplated thereby. The execution and delivery of each of the Transaction Documents and the issuance and sale of the Shares by the Company and compliance by the Company with all the provisions of each of


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

the Transaction Documents and consummation by the Company of the transactions contemplated hereby (i) are within the corporate power and authority of the Company; (ii) do not or will not require the approval or consent of the stockholders of the Company; and (iii) have been authorized except as set forth in the preceding clause, by all requisite corporate proceedings on the part of the Company. This Agreement, has been duly executed and delivered by the Company and constitutes (and upon the due execution and delivery by the Company at the Closing of the Warrants, such agreements will constitute) valid and binding agreements of the Company, enforceable in accordance with their respective terms, except that (i) such enforcement may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights, and (ii) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought. The Shares being purchased by the Purchasers pursuant to this Agreement, when issued, sold and delivered in accordance with the terms of this Agreement, will be duly and validly issued and outstanding, fully paid, and nonassessable free of any liens, encumbrances and restrictions (other than restrictions under any Transaction Document) and, based in part upon the representations of the Purchasers set forth in Sections 4.5 and 4.7, will be issued in compliance with all applicable federal and state securities laws. The Board of Directors of the Company has unanimously approved the transactions contemplated hereby for the purposes of Section 203 of General Corporation Law of the State of Delaware (the "DGCL"), pursuant to Section 203(a)(1) thereof. The Company has furnished to the Purchasers true and correct copies of the Company's Certificate of Incorporation and By-Laws as in effect on the date of this Agreement.

       3.3. Capitalization. The authorized Capital Stock of the Company consists of 20,000,000 shares of Common Stock, of which, as of August 23, 1999, 11,582,621 shares were outstanding. The Company does not have any class of authorized stock other than Common Stock. All of the outstanding shares of Common Stock have been validly issued and are fully paid and nonassessable. No class of Capital Stock of the Company is entitled to preemptive rights. Except for the options and warrants, listed on Schedule 3.3, there are no outstanding option, warrants, subscription rights, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, shares of any class of Capital Stock of the Company, or Contracts, by which the Company is or may become bound to issue additional shares of its Capital Stock or options, warrants or other rights to purchase or acquire any shares of its Capital Stock. Except for the agreement between the Company and the Galen Funds with respect to the surrender for exchange of a portion of the principal amount of and all accrued interest on the Notes as payment for Shares, there are no outstanding obligations of the Company to repurchase, redeem or otherwise acquire any securities of the Company. Except as set forth in Schedule 3.3 there are no stockholder agreements, voting trusts or other agreements or understandings to which the Company is a party or to which the Company is bound relating to the shares of Capital Stock of the Company. Except for the Notes, the Company has no outstanding bonds, debentures, notes or other obligations, the holders of which have the right to vote (or convertible or exercisable for securities having the right to vote) with the stockholders of the Company on any matter. Except as set forth in Schedule 3.3 hereto, the Company has not declared or paid any dividend or made any other distribution of cash, stock or other property to its stockholders or purchased or otherwise redeemed any shares of its Capital Stock. The issuance of the Shares will


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

not result in any anti-dilution adjustment under any security of the Company currently outstanding.

       3.4. SEC Reports. The Company has filed all proxy statements, reports and other documents required to be filed by it under the Exchange Act from and after December 1, 1995 and has made available to the Purchasers true and complete copies of all annual reports, quarterly reports, proxy statements and other reports under the Exchange Act filed by the Company from and after such date, each as filed with the Commission (collectively, the "SEC Reports"). Each SEC Report was in compliance in all material respects with the requirements of its respective report form and did not on the date of filing contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and as of the date hereof there is no fact or facts not disclosed in the SEC Reports which individually or in the aggregate may have a Material Adverse Effect.

       3.5. Financial Statements. The financial statements (including any related schedules and/or notes) included in the SEC Reports have been prepared in accordance with generally accepted accounting principles ("GAAP") consistently followed (except as indicated in the notes thereto) throughout the periods involved and fairly present in all material respects the consolidated financial condition, results of operations and changes in stockholders' equity of the Company as of the respective dates thereof and for the respective periods then ended (in each case subject, as to interim statements, to changes resulting from year-end adjustments, none of which were material in amount or effect). Except as set forth in Schedule 3.5, the Company has no liabilities or obligations, contingent or otherwise, except (i) liabilities and obligations in the respective amounts reflected or reserved against in the Company's balance sheet as of May 31, 1999 included in the SEC Reports or (ii) liabilities and obligations incurred in the ordinary course of business since May 31, 1999 which individually or in the aggregate do not have a Material Adverse Effect. Since May 31, 1999, the Company has operated its business only in the ordinary course and there has not been individually or in the aggregate any Material Adverse Change, other than changes disclosed in the SEC Reports or otherwise set forth in Schedule 3.5 hereto.

       3.6. Litigation. Except as set forth in Schedule 3.6 hereto, there is no action, suit, investigation or proceeding pending or, to the knowledge of the Company, threatened against the Company or any of its properties or assets by or before any court, arbitrator or other Governmental Entity. The Company is not a party or subject to the provisions of any order, writ, injunction, judgment or decree of any court or Governmental Entity.

       3.7. Title To Properties; Insurance. The Company and its Subsidiaries have good and valid title to, or, in the case of property leased by them as lessee, a valid and subsisting leasehold interest in, its properties and assets, free of all liens and encumbrances other than as set forth in Schedule 3.7 hereto and those referred to in the financial statements of the Company (or the notes thereto) for the period ended May 31, 1999 included in the SEC Reports, except in each case for such defects in title and such other liens and encumbrances which do not individually or in the aggregate materially detract from the value to the Company of the properties and assets of


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

the Company and its Subsidiaries taken as a whole. The assets and properties owned by, or leased to, the Company and its Subsidiaries, are all of the assets and properties necessary for the Company and its Subsidiaries to operate their respective businesses as now being conducted and as contemplated to be conducted. The Company and its Subsidiaries maintain insurance in such amounts (to the extent available in the public market), including self-insurance, retainage and deductible arrangements, and of such a character as is reasonable and customary for companies engaged in the same or similar business.

       3.8. Consents. Assuming the accuracy of the representations of the Purchasers set forth in Sections 4.5 and 4.7, except as set forth on Schedule 3.8, the Company is not required to obtain any consent, approval or authorization of, or to make any declaration or filing with, any Governmental Entity or any other Person as a condition to or in connection with the valid execution and delivery of any of the Transaction Documents or the valid offer, issue, sale or delivery of the Securities, or the performance by the Company of its obligations in respect of any of the Transaction Documents, except for filings required pursuant to state and federal securities laws to effect any registration of any of the Securities pursuant to the Registration Rights Agreement and except for the filings required pursuant to Section 13 of the Exchange Act and Regulation D under the Securities Act to report the consummation of the transaction contemplated hereby.

       3.9. Holding Company Act and Investment Company Act. Neither the Company nor any of its Subsidiaries is: (i) a "public utility company" or a "holding company," or an "affiliate" or a "subsidiary company" of a "holding company," or an "affiliate" of such a "subsidiary company," as such terms are defined in the Public Utility Holding Company Act of 1935, as amended, or (ii) a "public utility," as defined in the Federal Power Act, as amended, or (iii) an "investment company" or an "affiliated person" thereof or an "affiliated person" of any such "affiliated person," as such terms are defined in the Investment Company Act of 1940, as amended.

       3.10. Taxes. The Company and its Subsidiaries have timely filed all Tax Returns required to be filed. All such Tax Returns are true, correct and complete, except for such instances which individually or in the aggregate would not have or reasonably be expected to have a Material Adverse Effect. All Taxes of the Company and its Subsidiaries which are (i) shown as due on such Returns,
(ii) otherwise due and payable or (iii) claimed or asserted by any taxing authority to be due, have been paid, except for those Taxes being contested in good faith and for which adequate reserves have been established in the financial statements included in the SEC Reports. Neither the Company nor any of its Subsidiaries know of any proposed or threatened Tax claims or assessments which, if upheld, would individually or in the aggregate have or reasonably be expected to have a Material Adverse Effect. The Company and its Subsidiaries have withheld and paid over to the relevant taxing authority all Taxes required to have been withheld and paid in connection with payments to employees, independent contractors, creditors, stockholders or other third parties, except for such Taxes which individually or in the aggregate would not have or reasonably be expected to have a Material Adverse Effect.

       3.11. Employee Benefit Plans. Neither the Company, any Subsidiary nor any ERISA Affiliate presently sponsors, maintains, contributes to, nor is the Company, any Subsidiary or any ERISA Affiliate required to contribute to, nor has the Company, any Subsidiary or any ERISA Affiliate ever sponsored, maintained, contributed to, or been required to contribute to any "employee pension benefit plan" (within the meaning of Section 3(2) of ERISA) or any "multiemployer plan" (within the meaning of Section 3(37) or Section 4001(a)(3) of ERISA). The execution of, and performance of the transactions contemplated in, this Agreement will not (either alone or upon the occurrence of any additional or subsequent events, including, but not limited to, the conversion of Shares (i) constitute an event that will or may result in any payment (whether of severance pay or otherwise), acceleration, forgiveness of indebtedness, vesting, distribution, increase in benefits or obligation to fund benefits with respect to any Employee, or (ii) result in the payment of an "excess parachute payment" (within the meaning of Section 280G(b)(1) of the Code). Except as set forth in Schedule 3.11, each "employee benefit plan" (as defined in Section 3(3) of ERISA) maintained or contributed to by the Company for the benefit of its Employees (an "Employee Plan") has been maintained in accordance with its terms and all provisions of applicable law. To the best knowledge of the Company, no "prohibited transaction" (within the meaning of Section 4975 of the Code or Section 406 of ERISA) has occurred with respect to any Employee Plan.

       3.12. Intellectual Property Rights.

       (a) The Company and each of its Subsidiaries owns the entire right, title and interest in and to the Intellectual Property free and clear of any claims, liens or encumbrances of any kind, except as would not have or would not reasonably be expected to have a Material Adverse Effect. All patent, copyright and trademark registrations with respect to the Intellectual Property are valid, subsisting, enforceable and in full force and effect, and all patent applications, copyright applications and trademark applications with respect to the Intellectual Property are pending and in good standing, all without challenge of any kind and no aspect thereof is subject to any outstanding order, ruling, decree, judgment or stipulation by or with any governmental authority or arbitrator, in each case, except as would not have or would not reasonably be expected to have a Material Adverse Effect. The Company and each of its Subsidiaries has taken and is presently taking all steps necessary to prevent any impairment of its right to make use of the Intellectual Property, and the Company and each of its Subsidiaries has filed all appropriate renewals, extensions, affidavits of continued use and/or incontestability and has paid all fees associated therewith, necessary to maintain the Intellectual Property, except where such failure would not have or would not reasonably be expected to have a Material Adverse Effect. There is no claim or demand of any Person or dispute with any Person with respect to any Intellectual Property, except where such claim or demand would not have and would not reasonably be expected to have a Material Adverse Effect.

       (b) To the best of the Company's knowledge, neither the Company nor any of its Subsidiaries has interfered with, infringed upon or misappropriated any intellectual property right of any third party nor does any interference, infringement, or misappropriation result from the development, use, or sale of any of the Company's or any of its Subsidiaries' products. Neither the Company nor any of its Subsidiaries has received any charge, complaint, claim,


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

demand or notice alleging any such interference, infringement or misappropriation (including any claim that it must license or refrain from using any intellectual property right of any third party), nor does the Company nor any of its Subsidiaries have knowledge or any basis for any such claim. To the best knowledge of the Company and each of its Subsidiaries, no third party has interfered with, infringed upon, misappropriated or otherwise used (whether or not such use constitutes infringement) any Intellectual Property, except where such interference, infringement or misappropriation would not have or would not reasonably be expected to have a Material Adverse Effect.

       (c) Neither the Company nor any of its Subsidiaries has disclosed any of its proprietary information that, if disclosed, would materially adversely affect its business other than (i) in the regular and ordinary course of business, to employees and consultants having "a need to know" the contents thereof in connection with the performance of their duties to the Company, (ii) in connection with entering into this Agreement, (iii) to governmental authorities from time to time as requested or (iv) to other Persons subject to agreements regarding the confidential treatment thereof.

       (d) All personnel, including employees, agents, consultants and contractors, who have contributed to or participated in the conception and development of the Intellectual Property on behalf of the Company or its Subsidiaries either: (i) have been party to a "work-for-hire" arrangement or agreement with the Company or any of its Subsidiaries, in accordance with applicable federal and state law, that has accorded the Company or its Subsidiaries full, effective, exclusive, and original ownership of all tangible and intangible property and rights thereby arising; or (ii) have executed appropriate instruments of assignment in favor of the Company or its Subsidiaries as assignee that have conveyed to the Company or its Subsidiaries full, effective, and exclusive ownership of all tangible and intangible property and rights thereby arising.

       (e) As used in this Agreement, "Intellectual Property" means all intellectual property owned, leased, licensed, or used by the Company or any of its Subsidiaries, including without limitation, (i) all world wide inventions and discoveries (whether patentable or unpatentable and whether or not reduced to practice), all improvements thereto, and all patents, patent applications and patent disclosures, together with all reissuances, continuations, continuations-in-part, revisions, extensions and reexaminations thereof, (ii) all trademarks, service marks, trade dress, logos, trade names and corporate names, together with all translations, adaptations, derivations and combinations thereof and including all goodwill associated therewith, and all applications, registrations, renewals and derivative in connection therewith, (iii) all copyrightable works, all copyrights and all applications, registrations and renewals in connection therewith, (iv) all mask works and all applications, registrations and renewals in connection therewith, (v) all know-how, trade secrets and confidential business information, whether patentable or unpatentable and whether or not reduced to practice (including ideas, research and development, know-how, formulas, compositions, manufacturing and production processes and techniques, technical data, designs, drawings, specifications, customer and supplier lists, addresses, phone numbers, pricing and cost information, and business and marketing plans and proposals), (vi) all computer software and computer programs, (vii) all other proprietary rights of any type of description (regardless of whether the same have been formally


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registered), (viii) all copies and tangible embodiments thereof (in whatever form or medium) and (ix) all licenses, sublicenses and agreements in connection with the foregoing.

       3.13. Possession of Franchises, Licenses, Etc. The Company and its Subsidiaries possess all franchises, certificates, licenses, permits and other authorizations from Governmental Entities and other rights, free from burdensome restrictions, that are necessary for the ownership, maintenance and operation of its respective properties and assets, except for those the absence of which would not individually or in the aggregate have or reasonably be expected to have a Material Adverse Effect, and neither the Company nor its Subsidiaries is in violation of any thereof, except for violations which individually or in the aggregate would not have or reasonably be expected to have a Material Adverse Effect.

       3.14. Compliance with Laws. The Company and its Subsidiaries are, and at all times have been, in compliance with all applicable Laws including, without limitation, those relating to protection of the environment, employment opportunity and employee safety, except where the failure to comply would not individually or in the aggregate have or reasonably be expected to have a Material Adverse Effect.

       3.15. Conflicting Agreements and Charter Provisions. Neither the Company nor its Subsidiaries is a party to any Contract or subject to any charter or By-Law provision or any judgment or decree which individually or in the aggregate has or is reasonably likely to have a Material Adverse Effect. Neither the execution and delivery of any of the Transaction Documents, nor the issuance of any of the Securities, nor the fulfillment of or compliance with the terms and provisions hereof or thereof, will conflict with or result in a breach of the terms, conditions, or provisions of, or give rise to a right of termination under, or constitute a default under, or result in any violation of, the Certificate of Incorporation or By-Laws of the Company or any of its Subsidiaries or any Contract of the Company or any of its Subsidiaries. Each of the Contracts of the Company and its Subsidiaries is a legal and binding agreement of the Company or Subsidiary party thereto enforceable in accordance with its terms and is in full force and effect, except where such failure would not individually or in the aggregate have or reasonably be expected to have a Material Adverse Effect. Neither the Company nor its Subsidiaries is in default under any outstanding indenture or other debt instrument or with respect to the payment of the principal of or interest on any outstanding obligations for borrowed money, or is in default under any other Contracts, except for defaults under such other Contracts which would not individually or in the aggregate have or reasonably be expected to have a Material Adverse Effect.

       3.16. Subsidiaries. Except as set forth in Schedule 3.16, the Company does not own, directly or indirectly, any capital stock or other proprietary interest in any corporation, limited liability company, association, trust, partnership, joint venture or other entity. Except as set forth in Schedule 3.16, all of the outstanding shares of capital stock of each Subsidiary are owned by the Company. There are no outstanding options, warrants, subscription rights, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, shares of any class of capital stock of any Subsidiary, or Contracts by which any Subsidiary is or may become bound to issue additional shares of its capital stock or options, warrants or other rights to purchase or acquire any shares of its capital stock. No Subsidiary has declared or paid any dividend or made any other distribution of cash, stock or other property to its stockholders or purchased or otherwise redeemed any shares of its capital stock. Except as set forth in Schedule 3.16, there are no stockholder agreements, voting trusts or other agreements or understandings to which the Subsidiaries are a party or to which the Subsidiaries are bound relating to the voting of any shares of capital stock of any of the Subsidiaries.

       3.17. Disclosure. Neither this Agreement nor any Schedule hereto, nor any certificate furnished to Purchasers by or on behalf of the Company in connection with the transactions contemplated hereby, contains any untrue statement of a material fact or, taken as a whole, omits to state a material fact necessary in order to make the statements contained herein and therein not misleading. There is no fact which the Company has not disclosed to the Purchasers or its counsel in writing and of which the Company is aware which materially and adversely affects or which could reasonably be expected to materially and adversely affect the Company or its Subsidiaries or the business, financial condition, operations, property, affairs or prospects of the Company or its Subsidiaries or the ability of the Company or its Subsidiaries to perform its obligations under the Agreement or any of the Transaction Documents.

       3.18. Offering of Securities. Neither the Company nor any Person acting on its behalf has offered the Securities or any similar securities of the Company for sale to, solicited any offers to buy the Securities or any similar securities of the Company from or otherwise approached or negotiated with respect to the Company with any Person other than the Purchasers and other "accredited investors" (as defined in Rule 501(a) under the Securities Act). Neither the Company nor any Person acting on its behalf has taken or, except as contemplated by the Registration Rights Agreement will take any action (including, without limitation, any offering of any securities of the Company under circumstances which would require the integration of such offering with the offering of the Securities under the Securities Act) which could reasonably be expected to subject the offering, issuance or sale of the Securities to the registration requirements of Section 5 of the Securities Act or violate the provisions of any securities, "blue sky", or similar law of any applicable jurisdiction.

       3.19. Products.

       (a) Except as set forth in Schedule 3.19, each of the products currently being produced or sold by the Company and its Subsidiaries (i) is in compliance in all material respects with all applicable Laws and (ii) conforms in all material respects to any promises or affirmations of fact made on the container or label for such product or in connection with its sale.

       (b) Except as set forth in Schedule 3.19, the Company does not know of any claim, or the basis of any claim against the Company or any of its Subsidiaries for injury to person or property, employees or any third parties suffered as a result of the sale of any product or performance of any service by the Company or any of its Subsidiaries including claims arising out of the defective or unsafe use or unsafe nature of its products or services, which has had or is reasonably likely to have a Material Adverse Effect.

       (c) Schedule 3.19 sets forth a list of all licenses and approvals granted by or pending with any Governmental Entity in any country to market any product of the Company and its Subsidiaries (the "Company Product Registrations"). All products sold under the Company Product Registrations are manufactured and marketed in all material respects in accordance with the specifications and standards contained in the Company Product Registrations. The Company and its Subsidiaries have the sole rights under the Company Product Registrations and such registrations are in full force and effect.

       (d) Except as disclosed in Schedule 3.19, since December 1, 1995 there have been no statements, citations, warning letters, FDA Forms 483, or decisions by any Governmental Entity that any product produced, manufactured, marketed or distributed at any time by the Company or any of its Subsidiaries is defective or fails to meet any applicable standards promulgated by any such Governmental Entity. Except as disclosed in Schedule 3.19, there is no proceeding by the FDA or any other Governmental Entity, including, but not limited to, a grand jury investigation, a 405 hearing or a civil penalty proceeding, pending, or to the Company's knowledge threatened, against the Company or any of its Subsidiaries, and no such proceedings have been brought at any time in the past relating to the safety or efficacy of the products of the Company and its Subsidiaries and, to the Company's knowledge, there is no basis for such a proceeding.

       3.20. Use of Proceeds.

       (a) The net cash proceeds of the sale of the Securities will be used by the Company for general working capital.

       (b) The Company does not own, directly or indirectly, any "margin security", as defined in Regulation G issued by the Board of Governors of the Federal Reserve System (12 CFR Part 207); and the Company will not use any proceeds from the sale of the Notes to purchase or carry any "security", as defined in Section 3(a)(10) of the Exchange Act, or for any other purpose which would result in any transaction contemplated by this Agreement constituting a "purpose credit" within the meaning of said Regulation G, or which would involve a violation of Section 7 of the Exchange Act or Regulation T, U or X of said Board of Governors (12 CFR Parts 220, 221 and 224, respectively).

       (c) The Company does not intend to apply and will not apply any part of the proceeds of the sale of the Securities in any manner which is unlawful or which would involve a violation of Law.

       3.21. Brokers or Finders. Except as set forth in Schedule 3.21, no agent, broker, investment banker or other Person is or will be entitled to any broker's fee or any other commission or similar fee from the Company in connection with any of the transactions contemplated by this Agreement.

       3.22 Labor Agreements and Actions.

       (a) Neither the Company nor any Subsidiary is bound by or subject to (and none of their assets or properties is bound by or subject to) any written or oral, express or implied, contract, commitment or arrangement with any labor union, and no labor union has requested or, to the knowledge of the Company, has sought to represent any of the employees, representatives, or agents of the Company or any Subsidiary. There is no strike, or other labor dispute involving the Company or any Subsidiary pending, or to the knowledge of the Company threatened, which could have a Material Adverse Effect on the assets, properties, financial condition, operating results, or business of the Company of any Subsidiary (as such business is presently conducted and as it is proposed to be conducted), nor is the Company aware of any labor organization activity involving its employees. Neither the Company nor any Subsidiary is aware that any officer or key employee, or that any group of key employees, intends to terminate their employment with the Company or any Subsidiary, nor does the Company or any Subsidiary have a present intention to terminate the employment of any of the foregoing. Subject to general principles related to wrongful termination of employees, the employment of each officer and employee of the Company and its Subsidiaries is terminable at the will of the Company or a Subsidiary.

       (b) Except for regular salary payments and fringe benefits under an individual's compensation package with the Company or any Subsidiary, none of the officers, employees, directors, shareholders, or other affiliates of the Company or any Subsidiary, or members of their families is a party to any agreements, understandings or proposed transactions with the Company or any Subsidiary. Neither the Company nor any Subsidiary has guaranteed or assumed any obligations of the Company's or any Subsidiary's officers, directors, employees or affiliates.

       (c) To the Company's knowledge, no employee of the Company or any Subsidiary is, or is now expected to be, in violation of any term of any employment contract, patent assignment agreement, or any other contract or agreement or any restrictive covenant or any other common law obligation to a former employer relating to the right of any such employee to be employed by the Company or any Subsidiary because of the nature of the business conducted, or to be conducted, by the Company or any Subsidiary or to the use of trade secrets or proprietary information of others, and, to the Company's knowledge, the employment of the Company's and each Subsidiary's employees does not subject the Company or any Subsidiary to any material liability. There is neither pending nor, to the Company's best knowledge, threatened any actions, suits proceedings or claims with respect to any contract, agreement, covenant or obligation referred to in the preceding sentence.

     4. REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS. Each of the Purchasers severally represent and warrant as of the date hereof as follows:

       4.1. Organization and Qualification. Such Purchaser, if it is not a natural person, is duly organized and existing in good standing under the laws of the state of its organization and has the requisite power to own its respective property and to carry on its business as now being conducted and as contemplated to be conducted. Such Purchaser is duly qualified to do business and in good standing in every jurisdiction in which the nature of the respective business conducted or property owned by it makes such qualification necessary, except where the failure to so qualify would not prevent consummation of the transactions contemplated hereby or have a material adverse effect on the Purchaser's ability to perform its obligations hereunder.

       4.2. Due Authorization. Such Purchaser has all right, power and authority (corporate and otherwise) to enter into this Agreement, and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement, by such Purchaser and the compliance by such Purchaser with all of the provisions of this Agreement, and consummation by such Purchaser of the transactions contemplated hereby (i) are within the partnership, individual or corporate powers of such Purchaser and (ii) have been duly authorized by all necessary partnership or corporate action on behalf of such Purchaser. This Agreement has been duly executed and delivered by such Purchaser and constitutes the valid and binding agreements of such Purchaser enforceable in accordance with its terms, except that (i) such enforcement may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights, and (ii) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

       4.3. Consents. Except as set forth on Schedule 4.3, such Purchaser is not required to obtain any consent, approval or authorization of, or to make any declaration or filing with, any Governmental Entity or any other Person as a condition to or in connection with the valid execution, delivery of either this Agreement, the performance by such Purchaser of its obligations in respect hereof and thereof except for filings after the Closing under the Exchange Act and any filings required pursuant to Section 13 of the Exchange Act or under the HSR Act which may be required in connection with the purchase and sale of the Shares.

       4.4. Conflicting Agreements. Neither the execution and delivery of this Agreement, nor the fulfillment of or compliance with the terms and provisions hereof, will conflict with or result in a breach of the terms, conditions or provisions of, or give rise to a right of termination under, or constitute a default under, or result in any violation of the organizational documents of such Purchaser or any Contract to which such Purchaser or any of its respective properties is subject.

       4.5. Acquisition For Investment. Such Purchaser is acquiring the Securities being purchased by it for its own account for the purpose of investment and not with a view to or for sale in connection with any distribution thereof except in compliance with all applicable securities Laws. Such Purchaser acknowledges that the Securities have not been registered under the Securities Act or any state securities laws, and may be sold or disposed of in the absence of such registration only pursuant to an exemption from such registration and in accordance with this Agreement.

       4.6. Brokers or Finders. No agent, broker, investment banker or other Person is or will be entitled to any broker's fee or any other commission or similar fee from the Purchaser in connection with any of the transactions contemplated by this Agreement for which the Company will be responsible.

       4.7. Accredited Investor. Such Purchaser is an "accredited investor" within the meaning of Rule 501 promulgated under the Securities Act.

     5. REGISTRATION, EXCHANGE AND TRANSFER OF SECURITIES. Upon surrender for exchange or registration of transfer of any certificate representing Shares at the office of the Company's transfer agent, the Company shall execute and deliver, at its expense, one or more new certificates representing Shares as requested by the holder of the surrendered certificate registered in the name of such Person or Persons as shall be designated in writing by such holder. Every certificate representing Shares surrendered for registration of transfer shall be duly endorsed, or be accompanied by a written instrument of transfer duly executed, by the holder of such certificate or by his attorney duly authorized in writing, with a signature guarantee from a bank or brokerage firm, and an opinion of counsel reasonably acceptable to the Company that such transfer is exempt from registration under the Securities Act. The Company may also condition the issuance of any new certificate representing Shares to a Person other than the holder thereof on the payment of a sum sufficient to cover any stamp tax or other governmental charge imposed in respect of such transfer. The registration, exchange and transfer of the Warrants shall be subject to the provision of the Warrant Agreement.

     6. RESERVED

     7. INTERPRETATION.

       7.1. Definitions.

       "AFFILIATE" and "ASSOCIATE" shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Exchange Act.

       "BENEFICIALLY OWN" with respect to any securities shall mean having "beneficial ownership" of such securities (as determined pursuant to Rule 13d-3 under the Exchange Act), including pursuant to any agreement, arrangement or understanding, whether or not in writing.

       "BUSINESS DAY" shall mean any day other than a Saturday, Sunday, or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.

       "CAPITAL STOCK" means, in the case of the Company, any and all shares (however designated) of the capital stock of the Company now or hereafter outstanding.

       "CLOSING" shall have the meaning ascribed thereto in Section 1.2.

       "CODE" shall mean the Internal Revenue Code of 1986, as amended.

       "COMMISSION" shall mean the Securities and Exchange Commission.

       "COMMON SHARES" shall have the meaning ascribed thereto in the recitals.

       "COMMON STOCK" shall have the meaning ascribed thereto in the recitals.

       "COMPANY" shall have the meaning ascribed thereto in the recitals and shall include all Subsidiaries of the Company.

       "CONTRACTS" shall mean all agreements, contracts, leases, purchase orders, arrangements, commitments and licenses to which the Company or any Subsidiary is a party or by which the Company or any Subsidiary is bound.

       "COVERED DAMAGES" means any and all costs, expenses, damages or other liabilities resulting from any legal, administrative or other proceedings arising out of the consummation of the transactions contemplated hereby, other than such costs, expenses, damages or other liabilities resulting from the violation by the Purchasers of any legal investment laws or other laws restricting or governing the Purchasers' investments generally, from the violation or alleged violation by the Purchasers of any of its agreements contained herein or from the gross negligence or willful misconduct of the Purchasers or any person who controls the Purchasers.

       "DGCL" shall have the meaning ascribed thereto in Section 3.2.

       "EMPLOYEE PLAN" shall have the meaning ascribed thereto in Section 3.11.

       "EMPLOYEE" means each current, former, or retired employee, officer, consultant, independent contractor, agent or director of the Company or any Subsidiary.

       "ERISA" means the Employee Retirement Income Security Act of 1974, as amended and any regulations promulgated or proposed thereunder.

       "ERISA AFFILIATE" means each business or entity which is a member of "controlled group of corporations, under "common control" or an "affiliated service group" with the Company within the meaning of Sections 414(b), (c) or
(m) of the code, or required to be aggregated with the Company under Section 414(o) of the Code, or is under "common control" with the Company, within the meaning of Section 4001(a)(14) of ERISA.

       "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended, or any successor federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time. Reference to a particular section of the Securities Exchange Act of 1934, as amended, shall include reference to the comparable section, if any, of any such successor federal statute.

       "GALEN FUNDS" shall mean Galen Partners III L.P., Galen Partners International III L.P. and Galen Employees Fund III L.P., each a Delaware limited partnership.

       "GOVERNMENTAL ENTITY" shall mean any supernational, national, foreign, federal, state or local judicial, legislative, executive, administrative or regulatory body or authority.

       "INTELLECTUAL PROPERTY" shall have the meaning ascribed thereto in
Section 3.12(l).

       "LAW" shall include any foreign, federal, state, or local law, statute, ordinance, rule, regulation, order, judgment or decree.

       "MATERIAL ADVERSE CHANGE" shall mean a change that has or may reasonably be expected to have a Material Adverse Effect.

       "MATERIAL ADVERSE EFFECT" shall mean a material adverse effect on properties, business, prospects, operations, earnings, assets, liabilities or the condition (financial or otherwise) of the Company or any of its Subsidiaries, whether or not in the ordinary course of business.

       "NOTES" shall have the meaning ascribed thereto in Section 2.1.

       "PERSON" shall mean any individual, firm, corporation, limited liability company, partnership, company or other entity, and shall include any successor (by merger or otherwise) of such entity.

       "PURCHASERS" shall have meaning ascribed thereto in the recitals.

       "SEC REPORTS" shall have the meaning ascribed thereto in Section 3.4.

       "SECURITIES" shall have the meaning ascribed thereto in the recitals.

       "SECURITIES ACT" shall mean the Securities Act of 1933, as amended, or any successor federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time. Reference to a particular section of the Securities Act shall include reference to the comparable section, if any, of such successor federal statute.

       "SHARES" shall have the meaning ascribed thereto in the recitals.

       "SUBSIDIARY" of any Person shall mean any corporation or other entity of which a majority of the voting power or the voting equity securities or equity interest is owned, directly or indirectly, by such Person.

       "TAX RETURN" means any return, report or similar statement required to be filed with respect to any tax (including any attached schedules), including, without limitation, any information return, claim for refund, amended return or declaration of estimated Tax.

       "TAXES" shall mean all federal, state, local or foreign taxes, including but not limited to income, gross receipts, windfall profits, value added, severance, property, production, sales, use, license, excise, franchise, employment, withholding or similar taxes, together with any interest, additions or penalties with respect thereto and any interest in respect of such additions or penalties.

       "TRANSACTION DOCUMENTS" shall mean this Agreement and the Warrant.

       "VOTING SECURITIES" shall mean at any time shares of any class of Capital Stock of the Company (or other corporation) which are then entitled to vote generally in the election of directors of the Company (or such other corporation).

       "WARRANTS" shall have the meaning ascribed thereto in the recitals.

       7.2. Accounting Principles. The character or amount of any asset, liability, capital account or reserve and of any item of income or expense required to be determined pursuant to this Agreement, and any consolidation or other accounting computation required to be made pursuant to this Agreement, and the construction of any definition in this Agreement containing a financial term, shall be determined or made, as the case may be, in accordance with generally accepted accounting principles, to the extent applicable, unless such principles are inconsistent with the express requirements of this Agreement.

     8. MISCELLANEOUS.

       8.1. Payments. The Company agrees that, so long as the Purchasers shall hold any Shares, it will make all cash dividend payments thereon in immediately available funds in such manner as the Purchasers may reasonably request in writing.

       8.2. Severability. If any term, provision, covenant or restriction of this Agreement or any exhibit hereto is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement and such exhibits shall remain in full force and effect and shall in no way be affected, impaired or invalidated. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such which may be hereafter declared invalid, void or unenforceable.

       8.3. Specific Enforcement. The Purchasers, on the one hand, and the Company, on the other, acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction to prevent breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof in any court of the United States or any state thereof having jurisdiction, this being in addition to any other remedy to which they may be entitled at Law or equity.

       8.4. Entire Agreement. This Agreement (including the Schedules and Exhibits hereto) contains the entire understanding of the parties with respect to the transactions contemplated hereby.

       8.5. Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more of the counterparts have been signed by each party and delivered to the other parties, it being understood that all parties need not sign the same counterpart.

       8.6. Notices and Other Communications. All notices, consents, requests, instructions, approvals, financial statements, proxy statements, reports and other communications provided for herein shall be deemed given, if in writing and delivered personally, by telecopy or sent by registered mail, postage prepaid, if to:

            If to Q-Med, Inc., to:

            Q-Med, Inc.
            100 Metro Park South
            Laurence Harbor, New Jersey  08878
            Telephone:  (908) 566-2666
            Facsimile:  (908) 566-0912
            Attention:  Michael W. Cox

            With a copy to:

            Sommer & Schneider LLP
            595 Stewart Avenue
            Garden City, New York  11530
            Telephone:  (516) 228-8181
            Facsimile:  (516) 228-8211
            Attention:  Herbert H. Sommer, Esq.

            If to the Galen Funds, to:

            Galen Associates
            610 Fifth Avenue, 5th Floor
            New York, New York  10020
            Telephone:  (212) 218-4965
            Facsimile:  (212) 218-4998
            Attention:   Bruce F. Wesson

            With a copy to:

            Thelen Reid & Priest LLP
            40 West 57th Street
            New York, New York  10019
            Telephone:  (212) 603-2000
            Facsimile:  (212) 603-2001
            Attention:  Peter Anglum, Esq.

            If to the other Purchasers, to:

            The respective addresses set forth on Schedule I hereto.

or to such other address as any party may, from time to time, designate in a written notice given in a like manner. All such notices, requests, consents and other communications, if sent via facsimile shall be deemed to have been given when received, if sent by overnight courier shall be deemed to have been given one (1) business day after deposit with such overnight courier and if sent via U.S. mail, shall be deemed to have been given three (3) business days after deposit in a U.S. postal depository.

       8.7. Amendments; Waiver. This Agreement may be amended as to the Purchasers, any holder of the Securities and their respective successors and assigns, , if the Company shall obtain the written consent of the registered holders of not less than a majority of the outstanding Shares. No provision of this Agreement may be waived, or discharged orally, but only by an agreement in writing signed by the party or parties against whom enforcement of any waiver or discharge is sought or by parties with the right to consent to such waiver or discharge on behalf of such party.

       8.8. Cooperation; Further Assurances.

       (a) The Purchasers and the Company agree to take, or cause to be taken, all such further or other actions as shall reasonably be necessary to make effective and consummate the transactions contemplated by this Agreement.

       (b) The Company shall take all actions necessary to ensure that the Certificate of Incorporation and By-Laws of the Company do not at any time conflict with the provisions of this Agreement.

       8.9. Successors and Assigns. All covenants and agreements contained herein shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

       8.10. Indemnification. Each party (an "Indemnifying Party") hereto agrees to indemnify and hold harmless the other party (an "Indemnified Party") against and in respect of any and all claims, demands, losses, costs, expenses obligations, liabilities, damages, recoveries, and deficiencies, including reasonable attorneys' fees, that such Indemnified Party shall incur or suffer, that arise, result from, or relate to any breach of, or failure by such Indemnifying Party to perform, any of its representations, warranties, covenants, or agreements set forth in any of the Transaction Documents.

       8.11. Survival. All covenants, agreements, representations and warranties contained herein and in any certificates delivered pursuant hereto in connection with the transactions occurring on the Closing shall survive the Closing and the delivery of the Transaction Documents, regardless of any investigation made by or on behalf of any party.

       8.12. Transfer of Securities.

       (a) Each Purchaser understands and agrees that the Securities have not been registered under the Securities Act or the securities laws of any state and that they may be sold or otherwise disposed of in one or more transactions registered under the Securities Act and, where applicable, such laws or transactions as to which an exemption from the registration requirements of the Securities Act and, where applicable, such laws are available. Each Purchaser acknowledges that, except as provided in the Registration Rights Agreement, the Purchaser has no right to require the Company to register the Securities. Each Purchaser understands and agrees that each certificate representing the Securities shall bear the following legends:

       "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR AN APPLICABLE EXEMPTION TO THE REGISTRATION REQUIREMENTS OF SUCH ACT OR SUCH LAWS."

       (b) The requirement that the above securities legend be placed upon any certificate representing the Securities shall cease and terminate when such securities are transferred in any transaction if the seller delivers to the Company an opinion of its counsel, which counsel and opinion shall be reasonably satisfactory to the Company, a "no-action" letter from the staff of the Commission, or a representation letter from such seller, addressed to the Company, in each case, to the effect that such legend is no longer necessary in order to protect the Company against a violation by it of the Securities Act upon any sale or other disposition of such securities without registration thereunder. Upon the consummation of any event requiring the removal of a legend hereunder, the Company, upon the surrender of certificates or instruments containing such legend, shall, at its own expense, deliver to the holder of any such securities as to which the requirement for such legend shall have terminated, one or more new certificates or instruments evidencing such securities not bearing such legend.

       8.13. Governing Law. THIS AGREEMENT AND THE SECURITIES SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAW OF THE STATE OF DELAWARE EXCLUDING CHOICE-OF-LAW PRINCIPLES OF THE LAW OF SUCH STATE THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF A JURISDICTION OTHER THAN SUCH STATE.

       8.14. Submission to Jurisdiction. Each of the parties hereto hereby irrevocably and unconditionally consents to submit to the exclusive jurisdiction of the courts of the State of New York and of the United States of America, in each case located in the County of New York, for any action, proceeding or investigation in any court or before any governmental authority ("Litigation") arising out of or relating to the Transaction Documents and the transactions contemplated thereby (and agrees not to commence any Litigation relating thereto except in such courts), and further agrees that service of any process, summons, notice or document by U.S. registered mail to its respective address set forth in this Agreement shall be effective service of process for any Litigation brought against it in any such court. Each of the parties hereto hereby irrevocably and unconditionally waives any objection to the laying of venue of any Litigation arising out of this Agreement or the transactions contemplated hereby in the courts of the State of New York or the United State of America, in each case located in the County of New York, and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such Litigation brought in any such court has been brought in an inconvenient forum.

       8.15. Service of Process. Nothing herein shall affect the right of any holder of any Securities to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against the Company in any other jurisdiction.

       8.16. Waiver of Jury Trial. THE COMPANY HEREBY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY ACTION, PROCEEDING OR LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH, THIS AGREEMENT OR ANY OF THE SECURITIES.

       8.17. Public Announcements. Neither the Company nor the Purchasers shall make any public statements, including, without limitation, any press releases, with respect to this Agreement and the transactions contemplated hereby without the prior written consent of the other party (which consent shall not be unreasonably withheld) except as may be required by law.

If a public statement is required to be made by law, the parties shall consult with each other in advance as to the contents and timing thereof.

       8.18. Signatures. This Agreement shall be effective upon delivery of original signature pages or facsimile copies thereof executed by each of the parties hereto.

       IN WITNESS WHEREOF, the Company and the Purchasers have caused this Agreement to be executed and delivered by their respective officers or partners thereunto duly authorized.

                                   Q-MED, INC.

                                    By: /s/ Michael W. Cox
                                       ------------------------------
                                    Name:   Michael W. Cox
                                    Title:  President

                                   SCHEDULE I

Shares                  Warrants
------                  --------

87,006                  68,517      GALEN PARTNERS III, L.P.
                                    By: Claudius, L.L.C.


                                    By: /s/ Bruce F. Wesson
                                        --------------------------------------
                                    Name:  Bruce F. Wesson
                                    Title:  Senior Managing Member of
                                    Claudius, L.L.C., General Partner

 7,876                   6,202      GALEN PARTNERS INTERNATIONAL III, L.P.

                                    By: Claudius, L.L.C.

                                    By: /s/ Bruce F. Wesson
                                        --------------------------------------
                                    Name:  Bruce F. Wesson
                                    Title: Senior Managing Member of
                                    Claudius, L.L.C., General Partner

   356                     281      GALEN EMPLOYEE FUND III, L.P.
                                    By: Wesson Enterprises, Inc.



                                    By: /s/ Bruce F. Wesson
                                        --------------------------------------
                                    Name:  Bruce F. Wesson
                                    Title: President

                                    Galen Associates
                                    610 Fifth Avenue, 5th Floor
                                    New York, New York 10020